SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 28, 1998

                           DIME FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


                                  Connecticut
                 (State or other jurisdiction of incorporation)



        0-17494                                            06-1237470
(Commission File Number)                       (IRS Employer Identification No.)


                 95 Barnes Road, Wallingford, Connecticut 06492
                    (Address of principal executive offices)


                                 (203) 269-8881
              (Registrant's telephone number, including area code)


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Item 5.   Other Events.

     On July 28, 1998, Dime Financial corporation ("DFC") mailed a letter (the "Letter") to its shareholders describing certain anti-dilution adjustments relating to the number of shares of Common Stock of HUBCO, Inc. ("HUBCO") which will be received in exchange for shares of DFC Common Stock in the pending merger of DFC with HUBCO, if the merger is approved and consummated. The adjustments described in the Letter are the result of a 3% stock dividend which was declared by HUBCO on July 17, 1998. A copy of the Letter is attached to this Form 8-K as an Exhibit and is incorporated herein by reference.

     On July 28, 1998, DFC issued a press release announcing the mailing of the Letter. A copy of the press release is attached to this Form 8-K as an Exhibit and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits.

     (c)  The following Exhibits are filed herewith:

EXHIBIT NO.              DESCRIPTION

    99.1 Letter to Shareholders of Dime Financial Corporation, dated July 28, 1998.

    99.2  Press Release dated July 28, 1998.
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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              DIME FINANCIAL CORPORATION



Dated: July 28, 1998          By: /s/ Richard H. Dionne
                               Name: Richard H. Dionne
                               Title: President and Chief Executive Officer

                         INDEX TO EXHIBITS


EXHIBIT NO.              DESCRIPTION

      99.1 Letter to Shareholders of Dime Financial Corporation, dated July 28, 1998.

      99.2  Press Release dated July 28, 1998.